SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest Reported event) June 1, 2000

                               InsiderStreet.com
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             (Exact name of registrant as specified in its charter)



             NEVADA                       0-23995                  87-0576421
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  (State or other jurisdiction          (Commission              (IRS Employer
        Of incorporation)                File No.)                 I.D.  No.)


         202 East Madison Street, Tampa, Florida                     33602
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         (Address of principal executive offices)                 (Zip code)

Registrant's Telephone Number, including area code (813)221-6617
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Item 4.    Changes in Registrant's Certifying Accountant.

         a. At a meeting of the company's Board of Directors, the Company determined to dismiss the firm of Jones, Jensen and Company, L.L.C. as its principal accountant and to engage as its principal accountant the firm of Weinberg & Co.

         b. During the two fiscal years ended October 31, 1999 and the subsequent interim period preceding the dismissal of Jones, Jensen and Company, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         c. The reports of Jones, Jensen and Company on the financial statements of Registrant at and for the years ended October 31 1999 and October 31, 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         d. The Registrant has requested that Jones, Jensen and Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Jones, Jensen and Company's letter to the Commission dated June 2, 2000 is filed as Exhibit 16 to this Form 8-k.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


InsiderStreet.com. Inc.

BY:   /s/Raymond Miller                           Dated:   June 3, 2000
      -----------------                           ---------------------
         Raymond Miller, President





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